UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

LMP REAL ESTATE INCOME FUND INC.

FORM N-Q

MARCH 31, 2013

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited)

March 31, 2013

SECURITY	SHARES	VALUE
COMMON STOCKS — 85.9%
Apartments — 4.7%
Apartment Investment and Management Co., Class A Shares	98,200	$3,010,812	(a)
Campus Crest Communities Inc.	308,220	4,284,258	(a)
Total Apartments		7,295,070
Diversified — 16.8%
Digital Realty Trust Inc.	45,000	3,010,950	(a)
Dundee Real Estate Investment Trust	125,000	4,509,770
EPR Properties	112,000	5,829,600	(a)
First Potomac Realty Trust	163,619	2,426,470
Lexington Corporate Properties Trust	105,100	1,240,180
Liberty Property Trust	176,000	6,996,000	(a)
Retail Properties of America Inc., Class A Shares	148,000	2,190,400
Total Diversified		26,203,370
Health Care — 15.6%
Aviv REIT Inc.	19,300	464,358	*
HCP Inc.	119,800	5,973,228	(a)
Health Care REIT Inc.	83,000	5,636,530	(a)
OMEGA Healthcare Investors Inc.	234,000	7,104,240	(a)
Senior Housing Properties Trust	190,000	5,097,700	(a)
Total Health Care		24,276,056
Industrial — 2.6%
DCT Industrial Trust Inc.	557,830	4,127,942	(a)
Lodging/Resorts — 3.6%
Hersha Hospitality Trust	190,000	1,109,600
Hospitality Properties Trust	166,000	4,555,040	(a)
Total Lodging/Resorts		5,664,640
Mortgage — 7.2%
American Capital Agency Corp.	58,510	1,917,958
Annaly Capital Management Inc.	190,000	3,019,100	(a)
CYS Investments Inc.	133,200	1,563,768
Starwood Property Trust Inc.	168,000	4,663,680	(a)
Total Mortgage		11,164,506
Office — 10.3%
BioMed Realty Trust Inc.	130,000	2,808,000	(a)
Highwoods Properties Inc.	106,000	4,194,420	(a)
Kilroy Realty Corp.	106,700	5,591,080	(a)
Mack-Cali Realty Corp.	120,000	3,433,200	(a)
Total Office		16,026,700
Regional Malls — 5.2%
Macerich Co.	125,000	8,047,500	(a)
Retail - Free Standing — 2.5%
Spirit Realty Capital Inc.	202,000	3,838,000	(a)
Shopping Centers — 17.4%
Excel Trust Inc.	249,000	3,398,850	(a)
Inland Real Estate Corp.	480,000	4,843,200	(a)
Kite Realty Group Trust	264,000	1,779,360
Ramco-Gershenson Properties Trust	247,620	4,160,016	(a)
Regency Centers Corp.	85,000	4,497,350	(a)
Urstadt Biddle Properties, Class A Shares	46,000	1,000,960

See Notes to Schedule of Investments.

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY		SHARES	VALUE
Shopping Centers — continued
Westfield Group		650,000	$7,342,713
Total Shopping Centers			27,022,449
TOTAL COMMON STOCKS (Cost — $92,108,124)			133,666,233

	RATE
PREFERRED STOCKS — 35.4%
Apartments — 2.3%
Apartment Investment & Management Co.	7.000%	135,000	3,597,750
Diversified — 7.5%
Digital Realty Trust Inc., Cumulative, Series F	6.625%	70,000	1,887,200
DuPont Fabros Technology Inc., Cumulative, Series B	7.625%	68,000	1,835,320
EPR Properties	9.000%	60,000	1,946,400
LBA Realty Fund LP, Cumulative Redeemable	8.750%	90,000	3,681,567	*
Retail Properties of America Inc., Cumulative	7.000%	90,000	2,277,900
Total Diversified			11,628,387
Lodging/Resorts — 9.9%
Ashford Hospitality Trust, Series E	9.000%	97,000	2,678,170	(a)
Chesapeake Lodging Trust	7.750%	70,000	1,948,800
Hersha Hospitality Trust	8.000%	120,000	3,153,600
LaSalle Hotel Properties, Series H	7.500%	26,266	702,090
LaSalle Hotel Properties, Series I	6.375%	30,000	743,100
Pebblebrook Hotel Trust, Series A	7.875%	118,000	3,164,170
Pebblebrook Hotel Trust, Series C	6.500%	27,000	665,550
Sunstone Hotel Investors Inc.	8.000%	88,917	2,372,306
Total Lodging/Resorts			15,427,786
Office — 1.8%
Corporate Office Properties Trust	7.375%	105,000	2,762,550
Regional Malls — 4.1%
CBL & Associates Properties Inc.	6.625%	70,000	1,766,800
General Growth Properties Inc., Series A	6.375%	75,000	1,871,250
Glimcher Realty Trust, Series H	7.500%	105,000	2,757,300
Total Regional Malls			6,395,350
Retail - Free Standing — 2.0%
National Retail Properties Inc.	6.625%	70,000	1,858,500
Realty Income Corp., Cumulative, Series F	6.625%	44,070	1,175,347
Total Retail - Free Standing			3,033,847
Shopping Centers — 6.7%
Cedar Realty Trust Inc.	7.250%	107,400	2,701,110
Excel Trust Inc.	8.125%	67,000	1,748,030
Kite Realty Group Trust, Series A	8.250%	140,999	3,657,514	(a)
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%	87,500	2,359,000
Total Shopping Centers			10,465,654
Storage — 1.1%
CubeSmart, Cumulative, Series A	7.750%	66,000	1,778,700
TOTAL PREFERRED STOCKS (Cost — $52,646,751)			55,090,024
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $144,754,875)			188,756,257

See Notes to Schedule of Investments.

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreements — 1.7%
Interest in $91,224,000 joint tri-party repurchase agreement dated 3/28/13 with Deutsche Bank Securities Inc.; Proceeds at maturity - $2,660,059; (Fully collateralized by various U.S. government agency obligations, 0.600% to 0.750% due 2/22/16 to 3/6/17; Market value - $2,713,205) (Cost - $2,660,000)	0.200%	4/1/13	$2,660,000	$2,660,000
TOTAL INVESTMENTS — 123.0% (Cost — $147,414,875#)				191,416,257
Liabilities in Excess of Other Assets — (23.0)%				(35,746,792)
TOTAL NET ASSETS — 100.0%				$155,669,465

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
REIT - Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$133,666,233	—	—	$133,666,233
Preferred stocks:
Diversified	7,946,820	$3,681,567	—	11,628,387
Other preferred stocks	43,461,637	—	—	43,461,637
Total long-term investments	$185,074,690	$3,681,567	—	$188,756,257
Short-term investments†	—	2,660,000	—	2,660,000
Total investments	$185,074,690	$6,341,567	—	$191,416,257

†See Schedule of Investments for additional detailed categorizations.

For the period ended March 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2013, securities valued at $7,342,713 were temporarily transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of

Notes to schedule of investments (unaudited) (continued)

governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Concentration risk.  The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage- related risks.

(e) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$44,306,328
Gross unrealized depreciation	(304,946)
Net unrealized appreciation	$44,001,382

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended March 31, 2013, the Fund did not invest in any derivative instruments.

ITEM 2.                                        CONTROLS AND PROCEDURES.

(a)                        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                        EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Real Estate Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: May 24, 2013